The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2011 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 8, 2011.

/s/ David J. Anderson
DAVID J. ANDERSON

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2011 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 7, 2011.

/s/ Robert S. Ball
ROBERT S. BALL

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2011 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 8, 2011.

/s/ John D. Carter
JOHN D. CARTER

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2011 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 8, 2011.

/s/ William A. Furman
WILLIAM A. FURMAN

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2011 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 22, 2011.

/s/ Wayland R. Hicks
WAYLAND R. HICKS

Exhibit 24.1
POWER OF ATTORNEY
(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2011 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 20, 2011.

/s/ Judith Johansen
JUDITH JOHANSEN

Exhibit 24.1
POWER OF ATTORNEY
(Form 10-K)

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2011 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 20, 2011.

/s/ William Larsson
WILLIAM LARSSON

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2011 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 6, 2011.

/s/ Scott Lewis
SCOTT LEWIS

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2011 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 10, 2011.

/s/ Kenneth M. Novack
KENNETH M. NOVACK

The undersigned hereby constitutes and appoints each of Richard D. Peach and Jeff P. Poeschl her true and lawful attorney and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2011 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that the attorney and agent or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: September 9, 2011.

/s/ Jean Reynolds
JEAN REYNOLDS